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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 22, 2001


                                 ALPHACOM, INC.
             (Exact name of registrant as specified in its charter)



         NEVADA                          333-83573             34-1868605
(State or Other Jurisdiction of          (Commission          (IRS Employer
Incorporation)                           File Number)     Identification Number)



1035 ROSEMARY BOULEVARD, AKRON, OHIO          44306            (330) 785-5555
(Address of Principal Executive Offices)    (Zip Code)      (Telephone Number)











                                    Copy to:

                                 J. Bret Treier
                                 Brouse McDowell
                            500 First National Tower
                             Akron, Ohio 44308-1471
                                 (330) 535-5711


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ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

        (a) J. Bruce Hunsicker has resigned from the Registrant's Board of Directors effective March 22, 2001 as a result of his discovery that the Company has not yet returned funds to certain individuals who subscribed to purchase shares of the Company's common stock, but for valid legal reasons the Company was not allowed to issue the shares.

ITEM 7. EXHIBITS.

        (c) Exhibits.

            (17) Letter of Resignation of  J. Bruce Hunsicker as a director.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ALPHACOM, INC.


Dated: March 26, 2001        /S/ Joseph M. Lechiara
                             -----------------------
                                 Joseph M. Lechiara,
                                 Chief Financial and Chief Accounting Officer



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                                 ALPHACOM, INC.
                           CURRENT REPORT ON FORM 8-K



                                INDEX OF EXHIBITS


         EXHIBIT


             (17) Letter of Resignation from J. Bruce Hunsicker, Director.